Pruco Life Insurance Company of New Jersey

Supplement dated August 4, 2011
to Prospectuses dated May 1, 2011 for

VUL ProtectorSM Variable Universal Life Contracts

Effective August 22, 2011, VUL ProtectorSM will add three variable investment options.  The list of funds on the front page of the prospectus will now include the following unaffiliated investment options: TOPSTM Protected Balanced ETF Portfolio, TOPSTM Protected Growth ETF Portfolio, and TOPSTM Protected Moderate Growth ETF Portfolio. In addition, the following changes below are applicable to the prospectus:

I.
The chart below reflects the new Funds, their investment objectives, and the Funds' investment adviser and should be inserted on page 12 after the list of investment subadvisers for the Advanced Series Trust and the Prudential Series Fund:

UNAFFILIATED FUNDS/PORTFOLIOS
Funds/Portfolios	Objectives	Advisers
TOPSTM Protected Balanced ETF Portfolio - Class 2 Shares	The Portfolio seeks to provide income and capital appreciation with less volatility than the fixed income and equity markets as a whole.	ValMark
TOPSTM Protected Growth ETF Portfolio - Class 2 Shares	The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark
TOPSTM Protected Moderate Growth ETF Portfolio - Class 2 Shares	The Portfolio seeks capital appreciation with less volatility than the equity markets as a whole.	ValMark

Investment Advisers for Unaffiliated Funds / Portfolios

•	ValMark Advisers, Inc. ("ValMark")

II.	The second and third paragraphs of the Service Fees Payable to Pruco Life of New Jersey section on pages 12 and 13 are revised as follows:

Pruco Life of New Jersey and/or our affiliates may receive substantial and varying administrative service payments and Rule 12b-1 fees from certain underlying Funds or related parties.  These types of payments and fees are sometimes referred to as “revenue sharing” payments.  Rule 12b-1 fees and administrative service payments partially compensate for distribution, marketing, and/or servicing functions and for providing administrative services with respect to Contract Owners invested indirectly in the Funds, which include duties such as recordkeeping, shareholder services, and the mailing of periodic reports.  We receive administrative services fees with respect to both affiliated underlying Funds and unaffiliated underlying Funds.  The administrative services fees we receive from affiliates originate from the assets of the affiliated Fund itself and/or the assets of the Fund’s investment adviser.  In either case, the existence of administrative services fees may tend to increase the overall cost of investing in the Fund.  The existence of a 12b-1 fee will always increase the overall cost of investing in those Funds.  In addition, because these fees are paid to us, allocations you make to these affiliated underlying Funds may benefit us financially if these fees exceed the costs of the administrative support services.

The 12b-1 fees and administrative services fees that we receive may vary among the different Funds that are part of our investment platform.  Thus, the fees we collect may be greater or smaller, based on the Funds that you select.  In addition, we may consider these payments and fees, among a number of factors, when deciding to add or keep a Fund on the “menu” of Funds that we offer through the product.  We collect these payments and fees under agreements between us and a Fund’s principal underwriter, transfer agent, investment adviser and/or other entities related to the Fund.    As of May 1, 2011, the administrative service fees we receive range from 0.25% to 0.40% of the average assets allocated to the Fund.  The service fees received from The Prudential Series Fund and the Advanced Series Trust are 0.25% and 0.40%, respectively.  Some Funds pay a 12b-1 fee instead of, or in addition to, the administrative services fees. The 12b-1 fee we receive is equal to 0.25% of the average assets allocated to the Funds indicated below.

The following Funds currently pay a 12b-1 fee:

Portfolio:
TOPSTM Protected Balanced ETF Portfolio
TOPSTM Protected Growth ETF Portfolio
TOPSTM Protected Moderate Growth ETF Portfolio

VULPSUP102